Registration No. 33-6418

1940 Act File No. 811-4946

Filed Pursuant to Rule 497(e)

THOMPSON IM FUNDS, INC.

LARGECAP FUND

MIDCAP FUND

BOND FUND

Supplement Dated January 24, 2020 to Prospectus Dated March 31, 2019

Change in Expense Reimbursement for the LargeCap Fund

Thompson Investment Management, Inc., investment advisor to the Funds, has contractually agreed to increase the amount of expenses it will reimburse the LargeCap Fund. Effective December 1, 2019, the Advisor has contractually agreed to waive management fees and/or reimburse expenses incurred by the LargeCap Fund through March 31, 2021, so that the annual operating expenses of the LargeCap Fund do not exceed 0.99% of its average daily net assets. The previous expense limitation for the LargeCap Fund was 1.03%.

As a result of these changes:

The following table and related text on Page 3 of the Prospectus relating to the LargeCap Fund are deleted and replaced in their entirety by the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.94%
Distribution (12b-1) Fees	None
Other Expenses	0.27%
Total Annual Fund Operating Expenses	1.21%
Fee Waivers and/or Expense Reimbursements (1)	(0.22%)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.99%

(1) The Advisor has contractually agreed to waive management fees and/or reimburse expenses incurred by the LargeCap Fund through March 31, 2021, so that the annual operating expenses of the Fund do not exceed 0.99% of its average daily net assets. This waiver/reimbursement may only be terminated by the Advisor with the consent of the Board of Directors of the Funds.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$101	$362	$644	$1,446

Prospective Change of Control of Thompson Investment Management, Inc.

As described in the Proxy Statement dated December 17, 2019, Thompson IM Funds, Inc. will hold a shareholder meeting on January 30, 2020 (as adjourned from time to time). At this meeting, shareholders of each Fund will consider the approval of a new investment advisory agreement as a result of the anticipated change of control of Thompson Investment Management, Inc. As described in this Proxy Statement, James T. Evans, Penny M. Hubbard, and Jason L. Stephens anticipate exercising options held by them to purchase all of the voting shares of Thompson Investment Management, Inc. from John W. Thompson. Upon acquisition of these voting shares, it is anticipated that Ms. Hubbard and Messrs. Evans and Stephens will each hold one-third of the voting shares of TIM. The discussion of the control of Thompson Investment Management, Inc. on page 30 of the Prospectus is hereby updated accordingly.

Registration No. 33-6418

1940 Act File No. 811-4946

Filed Pursuant to Rule 497(e)

THOMPSON IM FUNDS, INC.

LARGECAP FUND

MIDCAP FUND

BOND FUND

Supplement Dated January 24, 2020 to

Statement of Additional Information Dated March 31, 2019

Change in Expense Reimbursement for the LargeCap Fund

Thompson Investment Management, Inc., investment advisor to the Funds, has contractually agreed to increase the amount of expenses it will reimburse the LargeCap Fund. Effective December 1, 2019, the Advisor has contractually agreed to waive management fees and/or reimburse expenses incurred by the LargeCap Fund through March 31, 2021, so that the annual operating expenses of the LargeCap Fund do not exceed 0.99% of its average daily net assets. The previous expense limitation for the LargeCap Fund was 1.03%.

As a result of this change, the percentage set for the maximum annual operating expenses of the LargeCap Fund of 1.03% referred to on page 36 of the Statement of Additional Information is hereby deleted and replaced with 0.99%.